SCHEDULE C

TO THE DISTRIBUTION AGREEMENT

Shares Subject to Front-End Sales Load

(Amended as of November 20, 2025)

Equity Funds

Current Name	Prior Name

JPMorgan Diversified Fund	JPMorgan Diversified Fund

JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan Europe Dynamic Fund	N/A

JPMorgan Equity Income Fund	One Group Equity Income Fund

JPMorgan Equity Index Fund	One Group Equity Index Fund

JPMorgan Equity Premium Income Fund	N/A

JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund

JPMorgan Hedged Equity Fund	N/A

JPMorgan Hedged Equity 2 Fund	N/A

JPMorgan Hedged Equity 3 Fund	N/A

JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund

JPMorgan International Focus Fund	N/A

JPMorgan Developed International Value Fund	JPMorgan International Value Fund (name effective until 9/13/23), JPMorgan Fleming International Value Fund

JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund

JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund

JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)

JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

JPMorgan Preferred and Income Securities Fund[1]	N/A

JPMorgan Research Market Neutral Fund	JPMorgan Market Neutral Fund (name effective until 2/28/10)

JPMorgan Small Cap Blend Fund	N/A

JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund

JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund

JPMorgan SMID Cap Equity Fund	N/A

JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund

JPMorgan U.S. GARP Equity Fund[2]	JPMorgan Intrepid Growth Fund

JPMorgan U.S. Large Cap Core Plus Fund	N/A

JPMorgan U.S. Research Enhanced Equity Fund	N/A

JPMorgan U.S. Small Company Fund	N/A

JPMorgan U.S. Sustainable Leaders Fund	N/A

JPMorgan U.S. Value Fund	N/A

Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund

JPMorgan Value Advantage Fund	N/A

[1]	To be liquidated and reorganized under the JPMorgan Preferred and Income Securities ETF on or about 2nd quarter 2026.
[2]	To be liquidated and reorganized under the JPMorgan Fundamental Data Science Large Growth ETF on or about 2nd quarter 2026.

Fixed Income Funds

Current Name	Prior Name

JPMorgan California Tax Free Bond Fund[3]	JPMorgan California Bond Fund

JPMorgan Core Bond Fund	One Group Bond Fund

JPMorgan Core Plus Bond Fund	One Group Income Bond Fund

JPMorgan Corporate Bond Fund	N/A

JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund

JPMorgan Floating Rate Income Fund	N/A

JPMorgan Global Bond Opportunities Fund	N/A

JPMorgan Government Bond Fund	One Group Government Bond Fund

JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)

JPMorgan Income Fund	N/A

JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund

JPMorgan New York Tax Free Bond Fund[4]	JPMorgan New York Intermediate Tax Free Income Fund

JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund

JPMorgan Short Duration Core Plus Fund	N/A

JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)

JPMorgan Strategic Income Opportunities Fund	N/A

JPMorgan Tax Aware Real Return Fund	N/A

JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund

JPMorgan Ultra-Short Municipal Fund	N/A

Investor Funds

Current Name	Prior Name

JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund

JPMorgan Investor Growth Fund	One Group Investor Growth Fund

JPMorgan SmartRetirement Funds

Current Name	Prior Name

JPMorgan SmartRetirement Income Fund	N/A

JPMorgan SmartRetirement 2025 Fund	N/A

JPMorgan SmartRetirement 2030 Fund	N/A

JPMorgan SmartRetirement 2035 Fund	N/A

JPMorgan SmartRetirement 2040 Fund	N/A

JPMorgan SmartRetirement 2045 Fund	N/A

JPMorgan SmartRetirement 2050 Fund	N/A

JPMorgan SmartRetirement 2055 Fund	N/A

JPMorgan SmartRetirement 2060 Fund	N/A

JPMorgan SmartRetirement 2065 Fund	N/A

JPMorgan SmartRetirement 2070 Fund	N/A

[3]	To be liquidated and reorganized under the JPMorgan California Tax Free Bond ETF on or about 2nd quarter 2026.
[4]	To be liquidated and reorganized under the JPMorgan New York Tax Free Bond ETF on or about 2nd quarter 2026.

Other Funds

Current Name	Prior Name

JPMorgan Global Allocation Fund	JPMorgan Global Flexible Fund (name effective until 2/17/11)

* * *  * * * *

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust IV

Each on behalf of itself and each of its Funds

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Timothy J. Clemens	By:	/s/ Brian S. Shlissel
Name:	Timothy J. Clemens	Name:	Brian S. Shlissel
Title:	Treasurer	Title:	Managing Director